UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 13, 2010

EDWARDS LIFESCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-2500

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

(1) At the 2010 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), stockholders of the Company approved the amendment and restatement of the Company’s Long-Term Stock Incentive Compensation Program (the “Long-Term Stock Program”) by the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting, in person or by proxy, and entitled to vote.  Pursuant to the amended and restated Long-Term Stock Program, among other things (i) the total number of shares of common stock available for issuance under the Long-Term Stock Program was increased by 1,500,000 shares, and (ii) the number of shares of common stock that may be granted in the form of restricted stock and restricted stock units was increased by 500,000 shares.  The description of the amended and restated Long-Term Stock Program is qualified in its entirety by reference to the Long-Term Stock Program, as incorporated by reference to Appendix A to Edwards Lifesciences’ Definitive Proxy Statement filed March 31, 2010, under the Securities Exchange Act of 1934.

(2) At the Annual Meeting, stockholders of the Company approved the amendment and restatement of the Company’s Nonemployee Directors Stock Incentive Program (the “Nonemployee Directors Program”) by the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting, in person or by proxy, and entitled to vote.  Pursuant to the amended and restated Nonemployee Directors Program, among other things (i) the total number of shares of common stock available for issuance under the Nonemployee Directors Program was increased by 100,000 shares, and (ii) the expiration date of the Nonemployee Directors Program was extended to April 1, 2020.  The description of the amended and restated Nonemployee Directors Program is qualified in its entirety by reference to the Nonemployee Directors Program, as incorporated by reference to Appendix B to Edwards Lifesciences’ Definitive Proxy Statement filed March 31, 2010, under the Securities Exchange Act of 1934.

(3) At the Annual Meeting, stockholders of the Company approved the 2010 Edwards Incentive Plan (the “Incentive Plan”) by the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting, in person or by proxy, and entitled to vote.  Under the Incentive Plan, the Compensation and Governance Committee of the Board (the “Compensation Committee”) may grant to participants incentive compensation bonus awards structured to qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  For each fiscal year, the Compensation Committee establishes a target for each participant and the performance goals to be satisfied for the participant to be paid a bonus.  The performance goals may be based upon any of the measures described in the Incentive Plan.  The maximum bonus payable to any participant in any fiscal year may not exceed $2,500,000.  The description of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan, as incorporated by reference to Appendix C to Edwards Lifesciences’ Definitive Proxy Statement filed March 31, 2010, under the Securities Exchange Act of 1934.

(4) The Company has announced a two-for-one stock split of its outstanding shares of common stock effected in the form of a stock dividend, to be paid on May 27, 2010 to shareholders of record on May 14, 2010.  The share amounts set forth above are without giving effect to the stock split.

Item 5.07.              Submission of Matters to a Vote of Security Holders

At the Annual Meeting held on May 13, 2010, (i) three directors were elected to serve for three-year terms on the Board, (ii) the amended and restated Long-Term Stock Program was approved (iii) the amended and restated Nonemployee Directors Program was approved, (iv) the Incentive Plan was approved, and (v) the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year 2010 was ratified.  Set forth below are the voting results for these proposals:

	For	Against	Abstain	Broker Non-Votes
(i) Election of Directors

(a) Robert A. Ingram	44,254,499	2,605,233	72,845	3,611,202

(b) William J. Link, Ph.D.	46,511,086	348,933	72,559	3,611,202

(c) Wesley W. von Schack	46,748,377	106,482	77,719	3,611,202

(ii) Approval of the Long-Term Stock Program	42,216,902	4,585,328	130,348	3,611,202

(iii) Approval of the Nonemployee Directors Program	42,738,227	4,051,706	142,645	3,611,202

(iv) Approval of the Incentive Plan	45,438,136	1,371,130	123,312	3,611,202

(v) Ratification of the Appointment of PricewaterhouseCoopers as the Company’s Independent Registered Public Accounting Firm for 2010	49,855,497	615,146	73,136	0

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

10.1     Amended and Restated Long-Term Stock Incentive Compensation Program (incorporated by reference to Appendix A to Edwards Lifesciences’ Definitive Proxy Statement filed March 31, 2010, under the Securities Exchange Act of 1934.)

10.2     Amended and Restated Nonemployee Directors Stock Incentive Program (incorporated by reference to Appendix B to Edwards Lifesciences’ Definitive Proxy Statement filed March 31, 2010, under the Securities Exchange Act of 1934.)

10.3     2010 Edwards Incentive Plan, (incorporated by reference to Appendix C to Edwards Lifesciences’ Definitive Proxy Statement filed March 31, 2010, under the Securities Exchange Act of 1934.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2010

EDWARDS LIFESCIENCES CORPORATION

	By:	/s/ Denise E. Botticelli
Denise E. Botticelli
Vice President, Associate General Counsel and Secretary